Exhibit 10.5

Letter of Undertaking of Individual Shareholder

To: the Board of Directors of OneConnect Financial Technology Co., Ltd. (hereinafter referred to as the “Proposed Listed Company”)

CC:

Shenzhen OneConnect Intelligent Technology Co., Ltd. (深圳壹账通智能科技有限公司) (hereinafter referred to as  “Shenzhen OneConnect”)

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司) (hereinafter referred to as “Ping An Financial Technology”)

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司) (hereinafter referred to as “Shenzhen Lanxin”)

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）) (hereinafter referred to as “Shanghai Jinningsheng “)

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业) (hereinafter referred to as “Guangfengqi”)

I,             , (Chinese ID Card No.:              ), is a             of                  , holding                of properties of             .              holds               equity interest in Shenzhen OneConnect.

On              , I signed the Amended and Restated Equity Voting Proxy Agreement, the Amended and Restated Exclusive Equity Purchase Option Agreement, the Amended and Restated Exclusive Asset Purchase Option Agreement, and the Amended and Restated Equity Pledge Agreement (together with any written amendment, supplement or confirmation thereto made thereafter by the parties thereto (if any), “Relevant OneConnect VIE Agreements”) with Shenzhen OneConnect Technology Service Co., Ltd. (hereinafter referred to as “Shenzhen Technology”), Shenzhen OneConnect, Ping An Financial Technology, Shenzhen Lanxin, Shanghai Jinningsheng, Guangfengqi and other indirect individual shareholders of Shenzhen OneConnect.

In order to facilitate and complete the listing of shares of the Proposed Listed Company, I hereby confirm and irrevocably undertake that:

1.                        Undertakings as to Death or Other Accidents

With regard to the equity interest in Shenzhen OneConnect indirectly held by me through Guangfengqi and all interests attached thereto (hereinafter referred to as “Relevant Equity Interest”), if I am deceased, lose the capacity for civil conduct or otherwise, depriving me of the ability to perform my obligations under the Relevant OneConnect VIE Agreements, any of my successors shall not succeed to the Relevant Equity Interest indirectly held by me, unless it (i) forthwith notifies Shenzhen Technology in writing, (ii) agrees in writing to be bound by and performs the Relevant OneConnect VIE Agreements, as a party to the agreements, in place of me and (iii) signs a letter of undertaking in form and substance substantially similar to this letter of undertaking, and arranges for its spouse (if any) to sign a letter of undertaking of the spouse in form and substance substantially similar to that signed by my spouse on the same date; Notwithstanding the foregoing, if I am deceased, lose the capacity for civil conduct or otherwise, depriving me of the ability to perform my obligations under the Relevant OneConnect VIE Agreements, if Shenzhen Technology deems necessary, the aforesaid Relevant Equity Interest held by me will be transferred, free of charge and unconditionally, to the natural or legal person designated by Shenzhen Technology to the extent permitted by the laws of China, meanwhile, the natural or legal person succeed to all rights and obligations that I directly or indirectly have and assume in Shenzhen OneConnect.

2.                        Confirmation and Undertakings as to Divorce

(1)         I confirm that the aforesaid Relevant Equity Interest is not the marital property, or owned by or at the disposal of my spouse;

(2)         My direct or indirect management of the operation of Shenzhen OneConnect through Guangfengqi, and other matters of Shenzhen OneConnect subject to voting (if I am involved) are not affected by my spouse; and

(3)         If I divorce my spouse, I will take any action to procure the performance of the Relevant OneConnect VIE Agreements. I undertake that I shall not in any case take or commit any action, measure, or act or omission that is contrary to the purpose or intention of the Relevant OneConnect VIE Agreements, whether directly or indirectly, actively or passively.

3.                        Confirmation and Undertakings as to Conflicts of Interest

(1)         I shall not in any case take or commit any action, measure, or act or omission that is contrary to the purpose or intention of the Relevant OneConnect VIE Agreements, whether directly or indirectly, actively or passively, which results in or may result in conflicts of interest between Shenzhen OneConnect and the Proposed Listed Company, and its subsidiaries.

(2)         If I have a conflict of interest with the Proposed Listed Company or its subsidiaries in performing the Relevant OneConnect VIE Agreements, I will safeguard legitimate rights and interests of Shenzhen Technology under the Relevant OneConnect VIE Agreements and follow the instruction of the Proposed Listed Company.

This letter of undertaking comes into force upon execution by me and shall remain valid.

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Signature Page to the Letter of Undertaking of Individual Shareholder

Signature:
Date: